Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser

Wallace R. Weitz & Company

Distributor

Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent

Wallace R. Weitz & Company

Sub-Transfer Agent

National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

01/26/2001

WEITZ PARTNERS, INC.

Partners Value Fund

QUARTERLY

REPORT
December 31, 2000

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ symbol: WPVLX

Annual Shareholder Information Meeting: Please mark your calendars for May 30, 2001. The meeting will be held at the Omaha Marriott in Regency and will begin at 4:30. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

Historical Performance Information
Portfolio Manager’s Letter
Schedule of Investments in Securities

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND

Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II-Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 2000, calculated in accordance with SEC standardized formulas.

Period Ended		Partners II	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83	†	9.9%	4.2%	12/31/94	-9.0%	1.3%
12/31/84		14.5	6.3	12/31/95	38.7	37.5
12/31/85		40.7	31.7	12/31/96	19.2	22.9
12/31/86		11.1	18.7	12/31/97	40.6	33.4
12/31/87		4.3	5.3	12/31/98	29.1	28.6
12/31/88		14.9	16.5	12/31/99	22.1	21.0
12/31/89		20.3	31.6	12/31/00	21.1	-9.1
12/31/90		-6.3	-3.1
12/31/91		28.1	30.2	Cumulative	1,842.6	1,248.3
12/31/92		15.1	7.6
12/31/93		23.0	10.1	Average Annual	18.4	15.9
				Compound Growth (Since inception June 1, 1983)

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended December 31, 2000, was 21.1%, 26.2%, and 22.0%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

†	Return is for the period 6/1/83 through 12/31/83

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
December 31, 2000 – Quarterly Report

January 7, 2001

Dear Fellow Shareholder:

        I am happy to report that our fund had a strong 4th quarter and a great year in 2000. In the quarter, our total return (after expenses) was +9.9% vs. a decline of –7.8% for the S&P 500. For the year, our total return was +21.1% while other major stock market indices were down for the year. The table below summarizes performance data for our fund compared with the S&P 500 (large companies), the Russell 2000 (small companies), the NASDAQ Composite (a proxy for technology stocks), and our peer mutual funds, as calculated by Lipper Analytical Services. (All numbers assume reinvestment of dividends and are calculated after deducting all expenses.)

	1 Year	3 Years	5 Years	10 Years

Weitz Partners Value Fund	21.1%	24.0%	26.2%	22.0%
S&P 500 Index	-9.1	12.3	18.3	17.4
Russell 2000 Index	-3.0	4.7	10.3	15.5
NASDAQ	-39.2	16.7	19.0	20.8
Average Growth and Income Fund	0.7	9.7	15.3	15.4

        The happy divergence between our returns and those of the other major indexes this year is really unusual. Our margin of +30.2 percentage points vs. the S&P 500 dwarfs our previous best (+12.9%) and worst (-11.3%) relative years. The impact on shareholders’ long-term compounded returns will be great, and this is cause for celebration.

        The divergence is also a reminder that our portfolio is very different from the S&P 500 and other possible benchmarks. This is not good or bad, but means that we will often be out of step with “the market”— sometimes in a negative way. The reason the portfolio is often “different” is that we will buy undervalued stocks wherever we find them, and they often seem to cluster in a few industries at a time. When this is the case, our portfolio tends to be concentrated in those industries. Over the past several years, financial services, cable television, and cellular telephone providers have lurched from cheap to expensive and back to cheap, repeatedly, and each has provided us with several opportunities for significant investments.

        Some investors and consultants equate volatility of returns with risk, and this approach will not appeal to them. However, we believe that as long as the individual companies have substance and we buy them at bargain prices, we will earn better (albeit “lumpier”) returns over time and that our investors will actually be exposed to less risk of permanent losses.

Portfolio Review—A Tale of Two Halves

        In 2000, virtually all of our performance came in the 2nd half of the year and it was generated by a relatively small group of stocks. Four banks (North Fork, Greenpoint, Golden State, and Washington Mutual) and a mortgage company (Countrywide Credit) made up about 20% of our mid-year portfolio, and each rose by 60-100% during the 2nd half. There were other winners and losers, but these five stocks accounted for about 75% of our gains. During this same period, the S&P 500 fell by 8.7%, pulled down by the major technology stocks (that we did not own). All things being equal, we would rather own a diversified portfolio of wonderful businesses that we could hold forever. However, in a generally expensive stock market, our investment process has led us primarily to groups of cheap but less dynamic stocks like banks, mortgage companies, and real estate investment trusts (REITs).

        Our year-end portfolio will look very familiar to long time shareholders. At the moment, we are taking profits in many of the financial service companies that have become popular as plays on falling interest rates and as “safe havens” in a weak stock market. The stocks you could not give away at 5 times earnings (remember the “Tortoise, Inc. vs. Hare.com” story in the March 2000 annual report?) are now selling for 10-15 times earnings. On the other hand, old favorites such as Liberty Media, Citizens Communications, and Adelphia Communications have been tarred with the telecom brush (unfairly), and we have added to those positions. Another beleaguered telecom, AT&T, is selling at 50-60% of its business value because of (legitimate) worries about its consumer and corporate voice businesses, but we own it for its cable and cellular properties. We have also been adding opportunistically to other existing positions, but there are not many new positions.

Outlook

        Looking ahead, we see signs that the “irrationally exuberant” stage of the bull market may have come to an end. The air has been coming out of the technology stock bubble for 9 months. The capital spending boom, especially in the telecom arena, has slowed dramatically as lenders have become very cautious and investors/ speculators have lost their appetites for initial public offerings of stock. The economy has apparently slowed dramatically over the past few months, and mainstream analysts and strategists are predicting a recession for 2001. Many of the “dot.com” startups have either disappeared or are gasping for air (cash), but investors are realizing that the Internet’s “gift” of instantaneous and nearly costless dissemination of information has permanently impaired the profitability of companies in many industries.

        Whether all this leads to a short period of moderation followed by a return to speculative excess, or a stock market crash and replay of 1973-74, or something in between is absolutely unpredictable. It will depend on the whims of the crowd. Our plan is to stay in a relatively conservative mode for the time being, but we are very excited about the possibility that the current market correction will produce some wonderful bargains for our portfolio. In the meantime, as I have suggested from time to time, you might want to turn off CNBC and try the History Channel or the Golf Channel.

Best regards, Wallace R. Weitz Portfolio Manager

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities
December 31, 2000
(Unaudited)

Shares
or units		Cost	Value

	COMMON STOCKS — 73.1%
	Auto Services — 0.1%
173,000	Insurance Auto Auctions, Inc.*	$2,024,761	$2,076,000

	Banking — 18.4%
482,300	Astoria Financial Corp.	11,790,684	26,194,919
622,500	Commercial Federal Corp.	11,995,701	12,099,844
270,400	Firstar Corp.	4,546,544	6,286,800
2,457,300	Golden State Bancorp, Inc.	41,275,194	77,251,369
1,720,400	Greenpoint Financial Corp.	34,743,510	70,428,875
200,000	Local Financial Corp.*	1,876,869	2,625,000
2,732,600	North Fork Bancorporation, Inc.	46,525,944	67,119,488
243,000	Port Financial Corp.	2,676,575	4,298,062
968,100	U.S. Bancorp	18,429,572	28,256,419
1,151,280	Washington Mutual, Inc.	29,016,449	61,089,795

		202,877,042	355,650,571

	Cable Television — 7.7%
2,394,595	Adelphia Communications Corp. CL A*	82,122,809	123,620,967
1,102,600	Insight Communications Co.*	15,574,943	25,911,100

		97,697,752	149,532,067

	Consumer Products and Services — 2.2%
503,000	American Classic Voyages Co.*	8,257,081	7,042,000
6,650	Lady Baltimore Foods, Inc. CL A*	212,725	319,200
872,000	Protection One, Inc.*	4,389,808	763,000
2,005,000	Six Flags, Inc.*	36,624,490	34,460,937

		49,484,104	42,585,137

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Financial Services — 5.3%
216,100	Allied Capital Corp.	$3,689,513	$4,511,087
292	Berkshire Hathaway, Inc. CL A*	11,043,944	20,732,000
30,849	Berkshire Hathaway, Inc. CL B*	58,598,844	72,618,546
751,000	Imperial Credit Industries, Inc.*	10,380,151	352,031
49,900	The PMI Group, Inc.	1,415,114	3,377,606
60,000	United Panam Financial Corp.*	607,346	56,250

		85,734,912	101,647,520

	Information and Data Processing — 0.0%
175,000	Intelligent Systems Corp.	164,183	568,750

	Health Care — 0.0%
167,200	LabOne, Inc.*	2,627,501	961,400

	Lodging and Gaming — 5.9%
1,506,500	Extended Stay America, Inc.*	9,831,560	19,358,525
145,000	Harrah’s Entertainment, Inc.*	2,120,444	3,824,375
4,856,700	Hilton Hotels Corp.	44,160,127	50,995,350
3,333,100	Park Place Entertainment Corp.*	32,308,994	39,788,881

		88,421,125	113,967,131

	Media and Entertainment — 5.6%
5,142,800	AT&T Corp. - Liberty Media Group A*	64,917,301	69,749,225
56,100	Daily Journal Corp.*	1,271,126	1,683,000
1,187,100	Valassis Communications, Inc.*	27,496,162	37,467,844

		93,684,589	108,900,069

	Mortgage Banking — 4.1%
1,529,700	Countrywide Credit Industries, Inc.	41,223,220	76,867,425
322,000	Resource Bancshares Mtg. Grp., Inc.	4,096,395	2,274,125

		45,319,615	79,141,550

	Printing Services— 0.6%
2,751,600	Mail-Well, Inc.*	23,113,253	11,866,275

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Real Estate and Construction — 1.9%
1,513,500	Catellus Development Corp.*	$19,496,929	$26,486,250
246,200	Forest City Enterprises, Inc. CL A	5,137,132	9,651,040

		24,634,061	36,137,290

	Real Estate Investment Trusts — 5.9%
400,000	Capital Automotive REIT	4,654,203	5,525,000
457,830	Fortress Investment Corp.	8,337,081	5,837,333
215,500	Hanover Capital Mortgage Holdings, Inc.	3,192,299	1,117,906
20,935	Healthcare Financial Partners Units**	2,088,266	1,784,709
6,508,500	Host Marriott Corp.	58,990,754	84,203,719
393,300	NovaStar Financial, Inc.*	6,103,300	1,474,875
820,352	Redwood Trust, Inc.	15,126,258	14,561,248

		98,492,161	114,504,790

	Restaurants — 0.6%
135,100	Applebee’s International, Inc.	3,087,479	4,247,206
371,300	Papa John’s International, Inc.*	8,059,038	8,261,425

		11,146,517	12,508,631

	Retail Discount — 0.9%
1,688,200	Consolidated Stores Corp.*	23,615,725	17,937,125

	Satellite Services — 0.1%
556,200	Orbital Sciences Corp.*	7,575,833	2,294,325

	Telecommunications — 11.2%
3,643,200	AT&T Corp.	82,478,171	63,072,900
491,692	Centennial Communications Corp.*	4,559,316	9,219,225
5,105,900	Citizens Communications Co.*	61,971,239	67,014,938
220,775	Corecomm, Ltd.*	675,989	1,093,526
797,700	Telephone and Data Systems, Inc.	55,090,335	71,793,000
61,100	United States Cellular Corp.*	3,347,245	3,681,275

		208,122,295	215,874,864

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Utilities — 2.6%
1,984,400	Western Resources, Inc.	$41,447,147	$49,237,925

	Total Common Stocks	1,106,182,576	1,415,391,420

	WARRANTS — 0.0%
370,000	NovaStar Financial, Inc., Expiring 2/03/01*	185,000	185

	CONVERTIBLE PREFERRED STOCKS — 0.2%
500,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative	3,312,167	3,045,000

Face
amount

	U.S. GOVERNMENT AND AGENCY SECURITIES — 0.8%
$10,000,000	Freddie Mac 5.0% 2/15/01	9,989,363	9,986,070
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,502,037	2,574,860
3,000,000	Fannie Mae 6.56% 11/26/07	3,000,000	3,003,078

	Total U.S. Government and Agency Securities	15,491,400	15,564,008

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Face
amount		Cost	Value

	SHORT-TERM SECURITIES — 28.1%
$58,755,083	Wells Fargo Government Money Market Fund	$58,755,083	$58,755,083
20,000,000	Fannie Mae Discount Note 1/10/01	19,968,100	19,972,040
70,000,000	U.S. Treasury Bill 1/11/01	69,882,555	69,907,600
35,000,000	U.S. Treasury Bill 1/18/01	34,899,098	34,917,085
30,000,000	Federal Home Loan Bank Discount Note 1/31/01	29,839,750	29,847,990
49,000,000	U.S. Treasury Bill 2/01/01	48,744,613	48,769,308
50,000,000	U.S. Treasury Bill 2/08/01	49,673,833	49,709,650
50,000,000	U.S. Treasury Bill 2/22/01	49,555,111	49,599,800
24,000,000	Federal Home Loan Bank Discount Note 3/02/01	23,759,477	23,755,344
50,000,000	Freddie Mac Discount Note 3/08/01	49,424,792	49,438,450
25,000,000	U.S. Treasury Bill 3/08/01	24,736,114	24,744,050
40,000,000	Federal Home Loan Bank Discount Note 3/21/01	39,463,678	39,460,920
25,000,000	Freddie Mac Reference Note 3/29/01	24,632,667	24,636,889
20,000,000	U.S. Treasury Bill 3/29/01	19,726,711	19,726,233

	Total Short-Term Securities	543,061,582	543,240,442

	Total Investments in Securities	$1,668,232,725	1,977,241,055

	Covered Call Options Written at Market Value — (0.1%)		(2,532,500)
	Other Liabilities in Excess of Other Assets — (2.1%)		(39,748,125)

	Total Net Assets — 100%		$1,934,960,430

	Net Asset Value Per Share		$21.51

No. of		Expiration date/
contracts		Strike price	Value

	COVERED CALL OPTIONS WRITTEN AT MARKET VALUE
1,000	Astorica Financial Corp.	April 2001/50	$(675,000)
1,200	Astorica Financial Corp.	July 2001/55	(675,000)
2,200	Countrywide Credit Industries, Inc.	April 2001/50	(1,182,500)

	Total Call Options Written (premiums received $2,287,035)		$(2,532,500)

*   Non-income producing

**	Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

________________________________________________________________________________